Exhibit 10.1

FIRST AMENDMENT TO
OPNEXT, INC.
SECOND AMENDED AND RESTATED
2001 LONG-TERM STOCK INCENTIVE PLAN

THIS FIRST AMENDMENT TO OPNEXT, INC. SECOND AMENDED AND RESTATED 2001 LONG-TERM STOCK INCENTIVE PLAN (this “First Amendment”), dated as of December 22, 2010, is made and adopted by Opnext, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

WHEREAS, the Company maintains the Opnext, Inc. Second Amended and Restated 2001 Long-Term Stock Incentive Plan (the “Plan”);

WHEREAS, pursuant to Section 11(a) of the Plan, the Plan may be amended from time to time by the Company’s Board of Directors; and

WHEREAS, pursuant to Section IV.5.iv of the Compensation Committee Charter, the Compensation Committee has the authority to approve amendments of all long-term incentive compensation and stock option plans of the Company on behalf of the Board of Directors; and

WHEREAS, the Company desires to amend the Plan as set forth herein, subject to approval of this First Amendment by the Company’s stockholders.

NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended as follows:

1. The first sentence of Section 4(a) of the Plan is hereby amended and restated in its entirety as follows:

“Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be 27,500,000.”

2. The following new Section 11(c) of the Plan is hereby added immediately after Section 11(b) of the Plan:

“(c) Prohibition on Repricing. Subject to Section 13, neither the Board nor the Committee may, without the approval of the Company’s stockholders, take any action with respect to Awards that would constitute a “repricing” within the meaning of the rules and listing standards of The Nasdaq Stock Market (or such other principal national securities market or exchange on which the Shares are then listed).”

3. This First Amendment shall be and is hereby incorporated in and forms a part of the Plan.

4. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein.

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I hereby certify that the foregoing First Amendment was duly adopted by the Compensation Committee of the Board of Directors of Opnext, Inc. on December 22, 2010.

Executed on this 22nd day of December, 2010.

/s/ Justin O’Neill

Secretary

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I hereby certify that the foregoing First Amendment was duly approved by the stockholders of Opnext, Inc. on January 20, 2011.

Executed on this 20th day of January, 2011.

/s/ Justin O’Neill

Secretary

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